UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT OF SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       January 31, 2001 (January 25, 2001)
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                Date of Report (Date of earliest event reported)



                          ACCESS ANYTIME BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                            0-28893                   85-0444597
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(State or other jurisdiction       (Commission                (IRS Employer
         of incorporation)         File Number)               Identification No)

                                 801 Pile Street
                            Clovis, New Mexico 88101
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                    (Address of principal Executive offices)


                                 (505) 762-4417
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

On January 31, 2001, the Company notified its certifying accountants, Robinson Burdette Martin Seright & Burrows, L.L.P. ("RBMSB"), that the client-auditor relationship between the Company and RBMSB will be terminated effective with the completion of the 2000 financial audit. Additionally, the Company announced its new certifying accountants, KPMG LLP ("KPMG"), to serve as independent accountants for fiscal year 2001, subject to KPMG's client approval process. The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors on January 25, 2001, and will be submitted for ratification at the Company's annual stockholders' meeting on April 26, 2001.

RBMSB's report on the Company's financial statements during the two most recent fiscal years and all subsequent interim periods preceding the date hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified or modified as to uncertainty, audit scope, or accounting principles except that RBMSB made reference in its opinion for the years ending 1998 and 1999 to Note 1 to the consolidated financial statements, that the Company changed its method of accounting for earnings per share in 1997.

During the last two fiscal years and the subsequent interim periods preceding the date hereof, there were no disagreements between the Company and RBMSB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBMSB, would have caused RBMSB to make reference to the subject matter of the disagreements in connection with its reports.

During the last two fiscal years and the subsequent interim periods preceding the date hereof, the Company did not consult KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

ITEM 7.  Financial Statements and Exhibits

The letter required by Regulation S-B, Item 304(a)(3) is unavailable at this time and will be filed subsequently.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                     ACCESS ANYTIME BANCORP, INC.

DATE:   JANUARY 31, 2001
                                     BY:    /s/ NORMAN R. CORZINE
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                                     NORMAN R. CORZINE, CHAIRMAN OF THE BOARD
                                     AND CHIEF EXECUTIVE OFFICER
                                     (DULY AUTHORIZED REPRESENTATIVE)